UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2025

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Arbutus Biopharma Corporation

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-34949	98-0597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Veterans Circle

Warminster, Pennsylvania 18974

(Address of Principal Executive Offices) (Zip Code)

(267) 469-0914

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2025, Arbutus Biopharma Corporation (the “Company”) and Genevant Sciences GmbH, as assignee of Genevant Sciences Ltd. (“Genevant”), entered into an agreement (the “Agreement”) related to that certain Cross License Agreement, dated as of April 11, 2018, by and between the Company and Genevant, as amended. Pursuant to the Agreement, the Company and Genevant memorialized their mutual intent and agreed that the Company be entitled to any award of damages in (or any proceeds of settlement of) certain pending patent litigation against Moderna, Inc. and certain affiliates that is specifically allocated to infringing acts related to Moderna’s vaccine for respiratory syncytial virus known as mRESVIA and that, in the event there is no such specific allocation to mRESVIA, they will discuss an appropriate allocation in good faith.

The foregoing summary is qualified by the complete Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On March 3, 2025, the Company provided notice to Moderna that the Company was terminating the Non-Exclusive License Agreement, dated as of October 12, 2016 (the “Sublicense Agreement”), by and between Acuitas Therapeutics Inc. and ModernaTX, Inc., an affiliate of Moderna, Inc. (“ModernaTX”), in its capacity as an express third-party beneficiary, for material breach of the Sublicense Agreement. Specifically, the Company claims ModernaTX owes certain milestone and royalty payments, and ModernaTX’s failure to remit such milestone payments and royalty payments constitutes a material breach of the Sublicense Agreement. Under the Sublicense Agreement, ModernaTX has sixty (60) days to cure its material breach, and, if ModernaTX does not cure this breach within the specified time-period, including by paying any milestone or ongoing royalty payments owed, the Company’s termination of the Sublicense Agreement shall be effective as of the notification date.

On March 3, 2025, the Company and Genevant filed five international lawsuits seeking to enforce patents protecting their innovative lipid nanoparticle technology against Moderna, Inc., ModernaTX, and certain affiliates.

On March 3, 2025, the Company issued a press release announcing the foregoing lawsuit filings. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Agreement, dated March 2, 2025, by and between Arbutus Biopharma Corporation and Genevant Sciences GmbH
99.1	Press Release dated March 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: March 3, 2025	By:	/s/ David C. Hastings
David C. Hastings
Chief Financial Officer